UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2007

CTI Group (Holdings) Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-10560	51-0308583
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 N. Alabama Street, Suite 240, Indianapolis, Indiana		46204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	317-262-4582

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

CTI Group (Holdings) Inc., a Delaware corporation (the "Company"), previously disclosed in a current report on Form 8-K (the "Form 8-K") filed with the Securities and Exchange Commission on February 23, 2007 that, on February 16, 2007, the Company entered into the Securities Purchase Agreement (the "Agreement"), pursuant to which the Company issued a Class A Common Stock Purchase Warrant (the "Warrant") to purchase 419,495 shares of Class A Common Stock ("Common Stock") at the exercise price of $0.34 per share, subject to adjustments as described in the Warrant, at any time prior to the 10th anniversary of the date of issuance.
The Company is filing this Amendment No. 1 to the Form 8-K to report that, due to a human error, the Agreement was entered into, and the Warrant was issued to, an incorrectly identified party, Fairford Holdings Limited, a British Virgin Islands company ("Fairford"). Instead the Agreement should have been entered into, and the Warrant should have been issued to, Fairford Holdings Scandinavia AB, a company organized in Sweden and a wholly-owned subsidiary of Fairford ("Fairford Scandinavia"). Fairford Scandinavia had secured the issuance of a $2.6 million letter of credit ("Letter of Credit") from SEB to National City Bank, a national banking association ("National City Bank"), in consideration of which the Warrant was issued. Due to National City Bank’s receipt of the Letter of Credit, the Company was able to obtain the $2.6 million acquisition loan from National City Bank at a favorable cash-backed interest rate.
The Company corrected the Warrant and the Agreement, attached hereto as Exhibits 10.1 and 10.2, respectively, to reflect Fairford Scandinavia, and not Fairford, as the recipient of the Warrant and the party to the Agreement.
As of February 16, 2007, prior to the issuance of the Warrant, Fairford owned 61% of the Company’s outstanding Common Stock and Fairford Scandinavia did not own any of the Company’s securities. Mr. Osseiran, the majority holder of the Company’s Common Stock and director of the Company, is a director of Fairford, the President of Fairford Scandinavia and a grantor and sole beneficiary of a revocable trust which is the sole stockholder of Fairford. Mr. Dahl, a director of the Company, is the director of Fairford and the Chairman of Fairford Scandinavia.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are filed herewith:
Exhibit 10.1 Class A Common Stock Purchase Warrant
Exhibit 10.2 Securities Purchase Agreement between Fairford Scandinavia AB and the Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Group (Holdings) Inc.

April 2, 2007	By:	/s/ John Birbeck

Name: John Birbeck
Title: John Birbeck

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Exhibit Index

Exhibit No.	Description

10.1	Class A Common Stock Purchase Warrant
10.2	Securities Purchase Agreement between Fairford Scandinavia AB and the Company